SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):

                      November 10, 2003 (November 10, 2003)
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                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                      0-7501                    81-0214117
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(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                     Identification No.)


  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)



                                  404-231-8500
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              (Registrant=s telephone number, including area code)



             3399 Peachtree Road N.E., Suite 810, Atlanta, GA 30326
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

RUBY MINING COMPANY (which conducts its operations through its wholly-owned subsidiary, ADMIRALTY CORPORATION ("Admiralty"), today announced the nullification, cancellation and discontinuation of International Recovery Group, LLC ("IRG"). IRG was formed in early March of 2002 between Ruby and Argosy International, Ltd. ("Argosy"), an affiliate of Ocean Resources, Inc. (OTC Bulletin Board: OCRI), as a joint venture to conduct marine exploration operations on the Pedro Bank and engage in shipwreck exploration and recovery operations in other jurisdictions. However, IRG has been virtually inactive and the involvement of Argosy has been virtually non-existent from IRG's formation 20 months ago. Moreover, several fundamental conditions to IRG's viability and continuation as an entity have never been satisfied, not the least of which were the lack of sufficient funding, the failure to have even an organizational meeting, and the failure of the Government of Jamaica to approve Argosy as the Project Manager for the Pedro Bank expedition. No concrete steps whatsoever have been taken by IRG in furtherance of IRG's stated purpose "to explore shipwrecks and shipwreck sites and to research, conserve, and market objects from such shipwrecks and shipwreck sites." Ruby has received no help or support from Argosy, never received its $1,000,000 fee from IRG, and, as a 50% owner, deems IRG rescinded, abandoned, cancelled, dissolved, and terminated and any agreements or arrangements between Ruby and Argosy null and void and of no further effect. Ruby has notified Argosy in writing of its decision and position in this matter.



CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     The Company may, from time to time, make written or oral forward-looking statements, including statements contained in the Company's filings with the Securities and Exchange Commission (the "Commission") and its reports to stockholders. Such forward-looking statements are made based on management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, the ability of the Company to obtain funding or financing for operations, the ability of the Company to establish and maintain relationships with foreign countries, and the successful utilization of the Company's developed technology. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statements that may be made from time to time by, or on behalf of, the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RUBY MINING COMPANY
                                            (Registrant)


Dated: November 10, 2003                    By      /s/ Herbert C. Leeming
                                                --------------------------------
                                                Herbert C. Leeming
                                                Chairman and CEO